Exhibit 4.1

DELAWARE 1997 SEAL CORPORATE L3 Techno logie s, Inc . CHAIRMAN AND CHIEF EXECUTIVE OFFICER SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR COMPUTERSHARE TRUST COMPANY, N.A. By: COUNTERSIGNED AND REGISTERED: L3 Technologies, Inc. (hereinafter called the “Corporation”) transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF IS THE OWNER OF THIS CERTIFIES THAT CUSIP 502413 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK N THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX L3 TECHNOLOGIES, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF NOTICE: THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For Value Received, hereby sell, assign and transfer unto Additional abbreviations may also be used though not in the above list. (State) (Cust) (Minor) Act under Uniform Gifts to Minors TEN COM — as tenants in common UNIF GIFT MIN ACT –– Custodian TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in commom The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: